SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2002

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     0-13150
                                     -------
                            (Commission File Number)

                                   04-2735766
                                   ----------
                      (IRS Employer Identification Number)


                 4375 River Green Parkway, Duluth, Georgia 30096
                 -----------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:  (678) 258-4000


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     Set forth below for Concurrent Computer Corporation are (1) the condensed consolidated balance sheets as of September 30, 2002 (unaudited) and June 30, 2002, (2) the unaudited condensed consolidated statements of operations for the three months ended September 30, 2002 and the three months ended September 30, 2001, and (3) the unaudited segment data for the three months ended September 30, 2002 and the three months ended September 30, 2001.


                         CONCURRENT COMPUTER CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)



                                                   SEPTEMBER 30,    JUNE 30,
                                                      2002           2002
                                                   (UNAUDITED)
                                                 ---------------  ----------
ASSETS
   Cash and cash equivalents                     $       29,124   $  30,519
   Trade accounts receivable, net                        18,484      23,894
   Inventories                                            6,679       6,822
   Prepaid expenses and other current assets              3,089       1,879
                                                 ---------------  ----------
      Total current assets                               57,376      63,114


   Property, plant and equipment, net                    11,135      10,696
   Purchased developed computer software, net             1,346       1,393
   Goodwill                                              10,744      10,744
   Investment in minority owned companies                 7,826       7,814
   Note receivable from minority owned company            6,000       3,000
   Other long-term assets, net                            1,887       1,927
                                                 ---------------  ----------

Total assets                                     $       96,314   $  98,688
                                                 ===============  ==========


LIABILITIES
   Accounts payable and accrued expenses         $       12,099   $  15,514
   Deferred revenue                                       4,106       4,055
                                                 ---------------  ----------
      Total current liabilities                          16,205      19,569

   Long-term deferred revenue                             1,902       1,677
   Other long-term liabilities                            8,528       8,218

STOCKHOLDERS' EQUITY
   Common stock                                             618         618
   Additional Paid-in Capital                           172,982     172,929
   Treasury stock                                           (58)        (58)
   Retained earnings (deficit)                          (97,757)    (98,377)
   Accumulated other comprehensive loss                  (6,106)     (5,888)
                                                 ---------------  ----------
      Total stockholders' equity                         69,679      69,224
                                                 ---------------  ----------

Total liabilities and stockholders' equity       $       96,314   $  98,688
                                                 ===============  ==========

                                CONCURRENT COMPUTER CORPORATION
                        CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                              (IN THOUSANDS EXCEPT PER SHARE DATA)



                                           THREE MONTHS ENDED SEPTEMBER 30,
                                           --------------------------------
                                                  2002          2001
                                              (UNAUDITED)   (UNAUDITED)
                                              ------------  ------------
Revenues:
  Product:
    Real-time systems                         $      4,092  $     5,336
    Video-on-demand systems                         12,449        3,254
                                              ------------  ------------
      Total product revenues                        16,541        8,590
  Service:
    Real-time systems                                4,678        5,253
    Video-on-demand systems                            922          259
                                              ------------  ------------
      Total service revenues                         5,600        5,512
                                              ------------  ------------
      Total revenues                                22,141       14,102

Cost of sales:
  Product:
    Real-time systems                                1,776        2,501
    Video-on-demand systems                          5,241        1,888
                                              ------------  ------------
      Total product cost of sales                    7,017        4,389
  Service:
    Real-time systems                                2,607        2,849
    Video-on-demand systems                            660          404
                                              ------------  ------------
      Total service cost of sales                    3,267        3,253
                                              ------------  ------------
      Total cost of sales                           10,284        7,642
                                              ------------  ------------

Gross margin                                        11,857        6,460

Operating expenses:
  Sales and marketing                                4,404        4,154
  Research and development                           4,447        3,461
  General and administrative                         2,328        1,909
                                              ------------  ------------
      Total operating expenses                      11,179        9,524
                                              ------------  ------------

Operating income (loss)                                678       (3,064)

Other income (loss)                                    149          204
                                              ------------  ------------
Income (loss) before income taxes                      827       (2,860)

Provision for income taxes                             207          150
                                              ------------  ------------

Net income (loss)                             $        620  $    (3,010)
                                              ============  ============


Basic net income (loss) per share             $       0.01  $     (0.05)
                                              ============  ============

Diluted net income (loss) per share           $       0.01  $     (0.05)
                                              ============  ============

Basic weighted average shares outstanding           61,860       59,564
                                              ============  ============

Diluted weighted average shares outstanding         62,368       59,564
                                              ============  ============

                             CONCURRENT COMPUTER CORPORATION
                                      SEGMENT DATA
                                     (IN THOUSANDS)


                                   REAL-TIME DIVISION          XSTREME DIVISION
                               --------------------------  -------------------------
                                   THREE MONTHS ENDED         THREE MONTHS ENDED
                               --------------------------  -------------------------
                                  09/30/02      09/30/01      09/30/02     09/30/01
                                (Unaudited)   (Unaudited)   (Unaudited)  (Unaudited)
                               ------------  ------------  ------------  -----------
Revenues:
  Product                      $      4,092  $      5,336  $     12,449  $    3,254
  Service                             4,678         5,253           922         259
                               ------------  ------------  ------------  -----------
     Total                            8,770        10,589        13,371       3,513

Cost of sales:
  Product                             1,776         2,501         5,241       1,888
  Service                             2,607         2,849           660         404
                               ------------  ------------  ------------  -----------
     Total                            4,383         5,350         5,901       2,292
                               ------------  ------------  ------------  -----------

Gross margin                          4,387         5,239         7,470       1,221

Operating expenses
  Sales and marketing                 1,860         1,675         2,544       2,479
  Research and development            1,399         1,232         3,048       2,229
  General and administrative          1,004           919         1,324         990
                               ------------  ------------  ------------  -----------
    Total operating expenses          4,263         3,826         6,916       5,698
                               ------------  ------------  ------------  -----------

Operating income (loss)        $        124  $      1,413  $        554  $   (4,477)
                               ============  ============  ============  ===========

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  October 28, 2002.

                                    CONCURRENT COMPUTER CORPORATION



                                    By:  /s/ Steven R. Norton
                                       -------------------------------
                                       Steven R. Norton
                                       Executive Vice President, Chief Financial
                                         Officer and Secretary